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                                                                                     TOP COPY - Hotel copy to be retained
                                                                                     2nd COPY - Confirmation, please sign and return

                                                                                  To GRAND HOTEL
[CALEDONIAN TRAVEL LOGO]                                                             ST NICHOLAS CLIFF
187 HOPE STREET, GLASGOW G2 6LL                                                      SCARBOROUGH
TEL: 011-226 497? FAX: 0141-226 3407                                                 Tel. No. 01723 375371

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                                                      Supplement              ROOM ALLOCATION FOR PASSENGERS
                                                      for private           ------------------------------------
Holiday  Accommodation                    Price       facilities                    Double   Twin   Three   Room
  Ref.   allocated for    Dates          per head     per head      D/C     Single  Bedded  Bedded  Bedded  Type       Remarks
------------------------------------------------------------------------------------------------------------------------------------

  TBA
         50 PERSONS PLUS  COMMENCING   DINNER BED &
         DRIVER FOR       MONDAY       BREAKFAST
         4 NIGHTS

                                       RATE PER NIGHT

                          AUG 7        (POUND)23.00     INCL        DRIVER     4      8       15            PB/SB
                          OCT 9        (POUND)20.00                 FREE






                                                                                                                    All rates are
                                                                                                                    inclusive of
                                                                                                                 Service Charge and
                                                                                                                    VAT at 17 1/2%

                                                                                                                  See Important Note
                                                                                                                        overleaf
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KEY                                         Signature on behalf                   Fire Certificate Number
DBB - Dinner Including - Coffee, Bed and    of the Company                                                ------------
      Full Breakfast                                                              Date Issued
L - Luncheon (Including coffee)             /s/ MICHALA DAY                                  -------------------------
BB - Bed and Full Breakfast                 ----------------------------          Public Liability
D/C - Driver/Courier  PB - Bath and WC          Director/General Manager          Insurance Policy No.
PS - Shower and WC  SH - Shower only                                                                  ----------------
WC - Toilet only                            Date   5 JUNE 2000                    Amount Insured
GF - Ground Floor  B - Basic                    ------------------------                        ----------------------
                                                                                  Insurance Company
Registered in England 782581                SEE OVERLEAF FOR CONTRACT CONDITIONS                   -------------------
Registered Office: Galdered Road,                                                 Effective Dates
                   Leeds LS12 6RR                                                                ---------------------

                                                                                  Hoteliers Signature /s/ R. CORBETT
                                                                                                     -----------------
                                                                                  Date    29/06/00
                                                                                      --------------------------------
-----------------------
| Hotel Name or Stamp |
|                     |
|                     |
|                     |
|                     |
|                     |
|     R. Corbett      |
|                     |
-----------------------

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


                              TERMS AND CONDITIONS

The Hotelier (which expression means the proprietor of the hotel or such person authorised by the proprietor to make the contracts offers and Caledonian Travel Ltd. ("the company") hereby agrees to make up accommodation offered according to the particulars overleaf and subject to the following conditions.

ACCOMMODATION

Only first class accommodation is to be placed at the disposal of our passengers, who shall have full use of the amenities of your establishment in common with other guests.

The Company cannot guarantee that all groups will be booked to the maximum capacity.

Rooming Lists will be forward to arrive at the hotel not later than 7 days before each group.

The Rooming Lists will give the details of the names of clients, rooms booked and these details will indicate the final number of clients arriving. Any rooms not taken up on the Rooming List are automatically released back to the hotel.

Any bookings after receipt of the Rooming List will be notified separately by management.

The actual number of passengers to be accommodated or catered for on each occasion should be confirmed with the Driver/Courier.

The Company reserves the right to cancel any particular Group without liability by the giving the Hoteliar not less than 7 days witten notice addressed to the hotel.

--------------------------------------------------------------------------------
As this contract forms part of a Late Sales Programme with notification to hotel only 7 days in advance, booking figures are available to the hotel by telephoning 0141-226-4978, whereby immediate updates can be obtained on a regular basis.
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GRATUITIES

These are as specified in the contract price. No further charge can be entertained.

SINGLE ROOMS

Every effort is made by the Company to keep to a minimum the number of single rooms required on each tour, but it is essential that single room accommodation should be provided as notified.

RESTAURANT ACCOMMODATION

In every instance where meals are served, it is required that our passengers be seated at separate tables for two, four or six persons, and not at long tables as sometimes used for special parties.

MEALS

Under no circumstances can a set menu (without choice) be served at main meals (breakfast, lunch or dinner) unless agreed in writing by Caledonian Travel.

BOOK OUTS

The Company will not accept "book-outs" unless notified in writing at least eight weeks before the group's arrival.

The Company will not accept the arriving of the group without prior notice of at least 8 weeks before the groups arrival. In this unlikely event of the group being re-accommodated, the Hotelier shall make arrangements for the accommodation and services to be provided at an alternative hotel of equivalent standard in the same resort. In all circumstances, any compensatory payment, plus administration costs and any additional transportation costs, which has to be made to the clients due to such changes will be made by the hotel. Full details of these payments can be found in the Caledonian Travel Fair Trading Charter published in our brochures.

EXTRAS

Unless previously arranged by us, private suites or private bathrooms, if requested, are entirely the responsibility of the individual passengers concerned and any excess charge incurred should be recovered directly from the passenger's before they leave the hotel.

ACCOUNTS

All accounts should be rendered immediately after each visit to Accounts Department, Caledonian Travel, Galdard Road, Leeds LS12 8RR, quoting the tour reference number, date of visit, service given and number of passengers arrived.

LIABILITY

The Company shall not have any responsibility or liability is respect of any claim by any passenger as relating to any occurrences at the hotel and the hotel binds itself to indemnify and keep indemnified the Company against any loss, damage or expense as a result of or arising from any such claim or demand whatsoever in respect of the same.

The Hotelier hereby undertakes to insure and keep the Company indemnified against loss, damage, expense, cost and liability incurred by the Company in consequences of any breach of or nonfullfillment of any of these terms and conditions or in consequences of any act or omission of the Hotelier his servants, sub-contractors or agents resulting either in failure to provide the accommodation and services, detailed overleaf or in the provision of the accommodation and services which can reasonably be considered to be of an inferior standard to those detailed overleaf.

The Hotelier hereby undertakes to indemnify and keeps the Company indemnified against all loss, damage, expense cost and liability incurred by the Company in respect of any claim (including without limitation, claims arising as a result of death, bodily injury or illness) made as a result of any negligent act or omission or the Holtelier, the servants, sub-contractors or agents.

The Hotelier shall ensure that at all times hotel complies with all relevant applicable laws and regulations whether imposed by Government, local authorities or a ???? association of which the Hotelier is a member. The Hotelier shall particularly ensure (but without limiting the generality of the foregoing) that all applicable local regulations and requirements in respect of hygiene and safety, including the correct maintenance of fire fighting equipment, emergency instructions, fire exits, are fully complied with.

The Hotelier undertakes to insure and keep himself full insured against all losses normally incurred against by a Hotelier. Additionally have in place ??? the Terms and Conditions of the contract, the Public Liability insurance Cover of which details are to be completed on the front of this contract.

Should the hotelier wish to dispose of the hotel after the date of this contract and assign the benefit thereof the hotelier must procure and send to the Company, not less than 4 weeks before a contract for safe is made, written acceptance of the purchases of the contract and all its terms. Failure to do this may render the hotelier liable to the company for breach of contract.

The Hotelier hereby represents and warrants to the Company and it is a condition of this contract that not withstanding the approach or advent of the Year 2000:

     (a) the accommodation and services supplied by the Hotelier shall conform with those detailed overleaf and/or implied by law, and the quality of none of the accommodation or services nor of any other facility of the hotel shall be affected as a result of any incident or circumstance arising as a result of or associated with any date prior to, during or after the Year 2000.

     (b) the provision of accommodation by the Hotelier to the Company is accordance with the Rooming List (or booked by the Company pursuant to clauses 5 above or otherwise) shall not at any time (whether prior to, during or after the Year 2000) be affected as a result of any incident or circumstance arising as a result or associated with any date prior to, during or after the Year 2000, and

     (c) the computer hardware, software and systems used by the Hotelier and all other equipment used in or associated with the Hotel, including without limitation and heating and ventilating equipment, fire detection and extinguishing equipment, fire alarms, security systems, telecommunications equipment and lifts, are and shall be Year 2000 Compliant where "Year 2000 Compliant" means that it shall comply in all respects with DESC PD2000-1 A Definition of Year 2000 Conformity Requirements (British Standards Institution, 1997).

The Hotelier and the Company agree that no failure of the Hotelier to comply with any of these terms and conditions or to perform any obligation under his contract as a result of or arising from any breach by the Hotelier of any condition in clause 24 or any failure of any computer system, software or other equipment used by the Hotelier or by any of its suppliers to be Year 2000 compliant shall be regarded as being beyond the reasonable control of the Hotelier or an event of force majeure.

NOTES

It is specified that "English" breakfast is supplied in all cases.

Neither party shall be liable to the other for cost of or damages in respect of accommodation not taken up or not provided in accordance with the terms of this contract for reasons beyond the control of that party (including interruption in or cancellation of transport, whether by reason or weather conditions, strikes, labor disputes or otherwise).

CONFIDENTIALITY

Particulars of this contract must not be discussed with or disclosed to our passengers, driving staff or any unauthorised third party.

COMMENTS

Any comments arising should be referred to Hotel Contracts Dept.